As filed with the Securities and Exchange Commission on February 1, 2019

Registration No. 002-91731
Registration No. 033-2623
Registration No. 033-2624
Registration No. 033-34098
Registration No. 033-37148
Registration No. 033-46970
Registration No. 033-70584
Registration No. 033-63705
Registration No. 333-16485
Registration No. 333-16487
Registration No. 333-29513
Registration No. 333-35917
Registration No. 333-46443
Registration No. 333-88411
Registration No. 333-55060
Registration No. 333-67356
Registration No. 333-122660
Registration No. 333-122661
Registration No. 333-122662
Registration No. 333-137878
Registration No. 333-137879
Registration No. 333-146107
Registration No. 333-151804
Registration No. 333-155978
Registration No. 333-162876
Registration No. 333-199166
Registration No. 333-213856
Registration No. 333-213857
Registration No. 333-220045

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1 to Form S-8 Registration No. 002-91731
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-2623
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-2624
Post-Effective Amendment No. 2 to Form S-8 Registration No. 033-34098
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-37148
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-46970
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-70584
Post-Effective Amendment No. 1 to Form S-8 Registration No. 033-63705
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-16485
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-16487
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-29513
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-35917
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-46443
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-88411
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-55060
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-67356
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-122660
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-122661
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-122662
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-137878
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-137879
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-146107
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-151804
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-155978
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-162876
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-199166
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-213856
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-213857
Post-Effective Amendment No. 1 to Form S-8 Registration No. 333-220045

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Oregon	93-0370304
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

13900 N.W. Science Park Drive
 Portland, Oregon 97229
(Address, including zip code, of Principal Executive Offices)

Electro Scientific Industries, Inc. 1974 Stock Option Plan
Electro Scientific Industries, Inc. 1983 Stock Option Plan
Electro Scientific Industries, Inc. 1985 Employee Stock Purchase Plan
Electro Scientific Industries, Inc. 1989 Stock Option Plan
Electro Scientific Industries, Inc. 1990 Employee Stock Purchase Plan
Certain Electro Scientific Industries, Inc. Stock Grant Agreements
Certain Electro Scientific Industries, Inc. Stock Option Agreements
Dynamotion, Inc. 1991 Stock Option Plan
Dynamotion, Inc. 1993 Stock Option Plan
Dynamotion, Inc. 1995 Comprehensive Stock Option Plan
Dynamotion, Inc. 1995 Executive Stock Option Plan
Certain Dynamotion, Inc. Stock Option Agreements
Chip Star Inc. Incentive Stock Option Plan
Applied Intelligent Systems, Inc. 1989 Incentive Stock Option Plan
Applied Intelligent Systems, Inc. 1991 Incentive Stock Option Plan
Applied Intelligent Systems, Inc. 1992 Incentive Stock Option Plan
      Applied Intelligent Systems, Inc. 1995 Incentive Stock Option Plan
Certain Applied Intelligent Systems, Inc. Non-Qualified Stock Option Agreements
Electro Scientific Industries, Inc. 2000 Stock Option Incentive Plan
Electro Scientific Industries, Inc. 2000 Stock Option Plan
Electro Scientific Industries, Inc. 2004 Stock Incentive Plan
Certain Electro Scientific Industries, Inc. Employee Stock Option Agreements
Electro Scientific Industries, Inc. Deferred Compensation Plan
Certain Electro Scientific Industries, Inc. Restricted Stock Unit Agreements
(Full Titles of the Plans)

Kathleen F. Burke
Secretary
Electro Scientific Industries, Inc.
c/o MKS Instruments, Inc.
2 Tech Drive, Suite 201
Andover, Massachusetts 01810
(Name and Address of Agent for Service)

(978) 645-5500
(Telephone Number, Including Area Code, of Agent for Service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☐

DEREGISTRATION OF SECURITIES

These Post-Effective Amendments relate to the following Registration Statements on Form S-8 (collectively, the “Registration Statements”), in each case filed with the Securities and Exchange Commission (the “SEC”) by Electro Scientific Industries, Inc. (the “Registrant”):

●
Registration Statement No. 002-91731, filed with the SEC on June 19, 1984, pertaining to the registration of 444,391 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1974 Stock Option Plan and 181,685 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1983 Stock Option Plan.

●
Registration Statement No. 033-2623, filed with the SEC on January 9, 1986, pertaining to the registration of 250,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1974 Stock Option Plan and the Registrant’s 1983 Stock Option Plan.

●
Registration Statement No. 033-2624, filed with the SEC on January 9, 1986, pertaining to the registration of 150,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1985 Employee Stock Purchase Plan.

●
Registration Statement No. 033-34098, filed with the SEC on April 2, 1990, as amended by Post-Effective Amendment No. 1, filed with the SEC on April 20, 1990, pertaining to the registration of 500,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1974 Stock Option Plan, the Registrant’s 1983 Stock Option Plan and the Registrant’s 1989 Stock Option Plan.

●
Registration Statement No. 033-37148, filed with the SEC on October 4, 1990, pertaining to the registration of 150,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

●
Registration Statement No. 033-46970, filed with the SEC on April 3, 1992, pertaining to the registration of 25,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s Stock Option Agreement with W. Arthur Porter and 25,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s Stock Grant Agreement with David F. Bolender.

●
Registration Statement No. 033-70584, filed with the SEC on October 20, 1993, pertaining to the registration of 500,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1989 Stock Option Plan and 10,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s Stock Option Agreement with W. Arthur Porter.

●
Registration Statement No. 033-63705, filed with the SEC on October 26, 1995, pertaining to the registration of 300,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1989 Stock Option Plan.

●
Registration Statement No. 333-16485, filed with the SEC on November 20, 1996, pertaining to the registration of 400,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1989 Stock Option Plan.

●
Registration Statement No. 333-16487, filed with the SEC on November 20, 1996, pertaining to the registration of 150,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

●
Registration Statement No. 333-29513, filed with the SEC on June 19, 1997, pertaining to the registration of 86,346 shares of the Registrant’s common stock issuable pursuant the Dynamotion, Inc. 1991 Stock Option Plan, Dynamotion, Inc. 1993 Stock Option Plan, Dynamotion, Inc. 1995 Comprehensive Stock Option Plan, Dynamotion, Inc. 1995 Executive Stock Option Plan, and Stock Option Agreements between Dynamotion, Inc. and certain former and current employees, officers, directors, and consultants of Dynamotion, Inc.

●
Registration Statement No. 333-35917, filed with the SEC on September 18, 1997, pertaining to the registration of 108,165 shares of the Registrant’s common stock issuable pursuant to the Chip Star Inc. Incentive Stock Option Plan.

●
Registration Statement No. 333-46443, filed with the SEC on February 17, 1998, pertaining to the registration of 274,603 shares of the Registrant’s common stock issuable pursuant to the Applied Intelligent Systems, Inc. 1989 Incentive Stock Option Plan, Applied Intelligent Systems, Inc. 1991 Incentive Stock Option Plan, Applied Intelligent Systems, Inc. 1992 Incentive Stock Option Plan, Applied Intelligent Systems, Inc. 1995 Incentive Stock Option Plan, and non-qualified stock option agreements between Applied Intelligent Systems, Inc. and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990).

●
Registration Statement No. 333-88411, filed with the SEC on October 4, 1999, pertaining to the registration of 150,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan and 500,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1989 Stock Option Plan.

●
Registration Statement No. 333-55060, filed with the SEC on February 6, 2001, pertaining to the registration of 2,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2000 Stock Option Incentive Plan and 1,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2000 Stock Option Plan.

●
Registration Statement No. 333-67356, filed with the SEC on August 13, 2001, pertaining to the registration of 1,250,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2000 Stock Option Plan.

●
Registration Statement No. 333-122660, filed with the SEC on February 9, 2005, pertaining to the registration of 3,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2004 Stock Incentive Plan.

●
Registration Statement No. 333-122661, filed with the SEC on February 9, 2005, pertaining to the registration of 1,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

●
Registration Statement No. 333-122662, filed with the SEC on February 9, 2005, pertaining to the registration of 75,000 shares of the Registrant’s common stock issuable pursuant to certain of the Registrant’s Employee Stock Option Agreements with each of John A. Corr and Robert DeBakker.

●
Registration Statement No. 333-137878, filed with the SEC on October 6, 2006, pertaining to the registration of $1,000,000 in deferred compensation obligations of the Registrant pursuant to the Registrant’s Deferred Compensation Plan.

●
Registration Statement No. 333-137879, filed with the SEC on October 6, 2006, pertaining to the registration of 100,000 shares of the Registrant’s common stock issuable pursuant to Registrant’s Employee Stock Option Agreement with John Metcalf.

●
Registration Statement No. 333-146107, filed with the SEC on September 17, 2007, pertaining to the registration of 158,000 shares of the Registrant’s common stock issuable pursuant to Registrant’s Employee Stock Option Agreements with each of Thomas Baer, John Carruthers, Yu-Chong Tai, Steve Vogt, Ming Wu and R.A. Srinivas and Registrant’s Restricted Stock Unit Agreements with each of Pei Hsien Fang, Rick Wong, Loo Kia Sim and Jun Zhu.

●
Registration Statement No. 333-151804, filed with the SEC on June 20, 2008, pertaining to the registration of 80,000 shares of the Registrant’s common stock issuable pursuant to Registrant’s Employee Stock Option Agreement with an executive officer.

●
Registration Statement No. 333-155978, filed with the SEC on December 8, 2008, pertaining to the registration of 3,630,388 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2004 Stock Incentive Plan.

●
Registration Statement No. 333-162876, filed with the SEC on November 4, 2009, pertaining to the registration of 1,500,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

●
Registration Statement No. 333-199166, filed with the SEC on October 3, 2014, pertaining to the registration of 1,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

●
Registration Statement No. 333-213856, filed with the SEC on September 29, 2016, pertaining to the registration of 76,575 shares of the Registrant’s common stock issuable pursuant to Registrant’s Restricted Stock Unit Agreement with Michael Burger.

●
Registration Statement No. 333-213857, filed with the SEC on September 29, 2016, pertaining to the registration of 2,750,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 2004 Stock Incentive Plan.

●
Registration Statement No. 333-220045, filed with the SEC on August 18, 2017, pertaining to the registration of 1,000,000 shares of the Registrant’s common stock issuable pursuant to the Registrant’s 1990 Employee Stock Purchase Plan.

The Registrant is filing these Post-Effective Amendments to the Registration Statements to withdraw and remove from registration the unissued securities issuable by the Registrant pursuant to the above referenced Registration Statements.

On February 1, 2019, pursuant to the Agreement and Plan of Merger, dated as of of October 29, 2018, by and among the Registrant, MKS Instruments, Inc., a Massachusetts corporation (“MKS”), and EAS Equipment, Inc., a Delaware corporation and a wholly owned subsidiary of MKS (“Merger Sub”), Merger Sub merged with and into the Registrant, with the Registrant surviving the merger as a wholly owned subsidiary of MKS (the “Merger”).

As a result of the Merger, the Registrant has terminated all offerings of its securities pursuant to the above-referenced Registration Statements.  In accordance with an undertaking made by Registrant in the Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities that had been registered for issuance but remain unsold at the termination of the offering, the Registrant hereby removes and withdraws from registration any and all securities of Registrant registered pursuant to the Registration Statements that remain unsold as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused these Post-Effective Amendments to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Andover, State of Massachusetts, on the 1st day of February, 2019.

ELECTRO SCIENTIFIC INDUSTRIES, INC.

By:	/s/ Seth H. Bagshaw
Name: Seth H. Bagshaw
Title: President and Treasurer